UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2017

AMERICAN CAPITAL SENIOR FLOATING, LTD.

(Exact Name of Registrant as Specified in Charter)

Maryland	814-01025	46-1996220
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 42nd Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 19, 2017, American Capital Senior Floating, Ltd. (the “Company”) entered into a new investment advisory and management agreement (the “New Management Agreement”) with its current investment adviser, Ivy Hill Asset Management, L.P. (“IHAM”). The terms of the New Management Agreement are substantially similar to those of the Company’s prior management agreement with American Capital ACSF Management, LLC (“ACSF Management”), except for the name of the investment adviser and the date of effectiveness. The description of the New Management Agreement is qualified in its entirety by reference to a copy of the New Management Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07  Submission of Matters to a Vote of Security Holders.

Special Meeting of Stockholders

On May 19, 2017, the Company held a special meeting of stockholders (the “Special Meeting”) at the offices of Proskauer Rose LLP, Eleven Times Square, New York, New York 10036.  The issued and outstanding shares of stock of the Company entitled to vote at the Special Meeting consisted of the 10,000,100 shares of common stock outstanding on the record date, March 14, 2017.  At the Special Meeting, the Company’s stockholders voted on the following proposals and the Company’s inspector of election certified the vote tabulations indicated below.

Proposal 1

The proposal to approve the New Management Agreement between the Company and IHAM, the Company’s current investment adviser was approved, based on the following votes:

FOR	AGAINST	ABSTAIN
4,171,703	826,892	148,190

Proposal 2

The proposal to approve and ratify certain payments made to ACSF Management, the Company’s prior investment adviser, under the Company’s prior management agreement was approved, based on the following votes:

FOR	AGAINST	ABSTAIN
4,098,396	888,661	159,728

Proposal 3

The proposal to approve any adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve proposals 1 and 2 was approved, based on the following votes:

FOR	AGAINST	ABSTAIN
4,104,622	917,189	124,974

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit Number	Description
10.1	Management Agreement, dated as of May 19, 2017, by and between American Capital Senior Floating, Ltd. and Ivy Hill Asset Management, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAPITAL SENIOR FLOATING, LTD.

Date: May 22, 2017

	By:	/s/ Penni F. Roll
	Name:	Penni F. Roll
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1	Management Agreement, dated as of May 19, 2017, by and between American Capital Senior Floating, Ltd. and Ivy Hill Asset Management, L.P.